UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2016

BRAVO MULTINATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
590 York Road, Unit 3 Niagara On The Lake, Ontario, CANADA (principal executive offices)	L0S 1J0 (Zip Code)

(716) 803-0621
(registrant’s telephone number, including area code)
_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01

Other Events.

FMW Media Works Corp.  On or about November 9, 2015, Bravo Multinational Incorporated, formerly known as Goldland Holdings, Co. (the “registrant”) and FMW Media Works Corp. (”FMW”) executed and delivered that certain Consulting Agreement (the “Consulting Agreement”).  In accordance with the terms of the Consulting Agreement, FMW agreed to provide services (the “Services”) to the registrant as defined in the Consulting Agreement.

As compensation under the Consulting Agreement, and the performance of all of FMW’s obligations thereunder, the registrant delivered to FMW 14,500,000 restricted shares of the registrant’s common stock represented by Certificate No. 3680.

Although the registrant fully complied with all of its obligations under the Consulting Agreement, FMW fully failed to perform its obligations thereunder.  FMW’s failure to perform under the Consulting Agreement included, but was not limited to, FMW’s agreement to perform the Services as defined in the Consulting Agreement, as well as violations of the Securities Act of 1933, as amended.

Consequently, FMW was declared in breach of the Consulting Agreement, and demand was made upon FMW to immediately return to the registrant the 14,500,000 restricted shares of the registrant’s common stock issued to FMW represented by Certificate No. 3680.  FMW has failed to return to the registrant Certificate No. 3680.

In addition, demand was made upon FMW to return 3,000,000 restricted shares of the registrant’s common stock, represented by Certificate No. 3681, pursuant to an earlier version of the Consulting Agreement dated October 1, 2015.  When the Consulting Agreement was amended on November 9, 2015, FMW was instructed to return to the registrant Certificate No. 3681 for 3,000,000 restricted shares of the registrant’s common stock.  FMW has failed to return to the registrant Certificate No. 3681.

Therefore, the registrant is in the process of canceling the 14,500,000 restricted shares of the registrant’s common stock represented by Certificate No. 3680 and Certificate No. 3681 for 3,000,000 restricted shares of the registrant’s common stock.

Vincent Caruso.  On or about October 1, 2015, the registrant and Vincent Caruso (“Caruso”) executed and delivered that certain Consulting Agreement (the “Consulting Agreement”) with respect to the issuance of 1,500,000 shares of the registrant’s common stock which were to be registered under an S-8 registration statement to be filed with the United States Securities and Exchange Commission (the “Registration Statement”).

In accordance with the terms of the Consulting Agreement, Caruso agreed to provide services (the “Services”) to the registrant whereby Caruso was to act as a marketing and business development consultant to the registrant, subject to extension by mutual agreement in writing.  In that regard, Caruso further agreed:

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Together with his other professional advisers, to provide the registrant with assistance in marketing and business development;

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Provide financial data and models to the registrant’s management and board of directors in connection with the Services;

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Regularly report on the status of the Services Caruso was to provide to the registrant;

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Assist with the registrant’s due diligence with respect to the Services; and

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Perform additional Services related to the foregoing.

The Registration Statement was filed by registrant with the United States Securities and Exchange Commission on March 18, 2016, and it became effective immediately upon its filing.  The registrant, in compliance with its obligations under the Consulting Agreement, and contingent upon the completion of the Services, issued to Caruso 1,500,000 unrestricted shares of the registrant’s common stock.

Although the registrant fully complied with all of its obligations under the Consulting Agreement, Caruso fully failed to perform his obligations.  Consequently, Caruso was declared in breach of the Consulting Agreement, and demand was made upon him to immediately return to the registrant the 1,500,000 unrestricted shares of the registrant’s common stock issued to him.  Caruso has failed to return to the registrant the subject 1,500,000 shares.

The registrant is in the process of canceling the 1,500,000 shares of the registrant’s common stock issued to Caruso, if the shares are still owned by Caruso.

Stephen Simon.  On or about October 1, 2015, the registrant and Stephen Simon (“Simon”) executed and delivered that certain Consulting Agreement (the “Consulting Agreement”) with respect to the issuance of 1,500,000 shares of the registrant’s common stock which were to be registered under an S-8 registration statement to be filed with the United States Securities and Exchange Commission (the “Registration Statement”).

In accordance with the terms of the Consulting Agreement, Simon agreed to provide services (the “Services”) to the registrant whereby Simon was to act as a marketing and business development consultant to the registrant, subject to extension by mutual agreement in writing.  In that regard, Simon further agreed:

•

Together with his other professional advisers, to provide the registrant with assistance in marketing and business development;

•

Provide financial data and models to the registrant’s management and board of directors in connection with the Services;

•

Regularly report on the status of the Services Simon was to provide to the registrant;

•

Assist with the registrant’s due diligence with respect to the Services; and

•

Perform additional Services related to the foregoing.

The Registration Statement was filed by registrant with the United States Securities and Exchange Commission on March 18, 2016, and it became effective immediately upon its filing.  The registrant, in compliance with its obligations under the Consulting Agreement, and contingent upon the completion of the Services, issued to Simon 1,500,000 unrestricted shares of the registrant’s common stock.

Although the registrant fully complied with all of its obligations under the Consulting Agreement, Simon fully failed to perform his obligations.  Consequently, Simon was declared in breach of the Consulting Agreement, and demand was made upon him to immediately return to the registrant the 1,500,000 unrestricted shares of the registrant’s common stock issued to him.  Simon has failed to return to the registrant the subject 1,500,000 shares.

The registrant is in the process of canceling the 1,500,000 shares of the registrant’s common stock issued to Simon, if the shares are still owned by Simon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2016.	BRAVO MULTINATIONAL INCORPORATED

By /s/ Paul Parliament
Paul Parliament, chief executive officer

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